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Exhibit 10.3

ASSIGNMENT AND ASSUMPTION

        This ASSIGNMENT AND ASSUMPTION (this "Assignment and Assumption") dated as of September 10, 2002 is made between F.A.O., Inc., a California corporation (the "Assignor") and FAO, Inc., a Delaware corporation (the "Assignee").

RECITALS

        A.    The Assignor is party to that certain Amended and Restated Loan and Security Agreement dated as of April 30, 2002, as amended by the First Amendment to Amended and Restated Loan and Security Agreement dated as of May 31, 2002 and the Second Amendment to Amended and Restated Loan and Security Agreement dated as of August 15, 2002 (as so amended and as further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") by and among, on the one hand, the Assignor, FAO Schwarz, Inc., a Delaware corporation, and ZB Company, Inc., a Delaware corporation, and, on the other hand, the several financial institutions from time to time party thereto as Lenders (the "Lenders"), and Wells Fargo Retail Finance, LLC, as agent for the Lenders (in such capacity, the "Agent").

        B.    The Assignor and the Assignee have entered into an Agreement and Plan of Merger dated as of August 23, 2002 (the "Merger Agreement") the date hereof pursuant to which the Assignor shall be merged with and into the Assignee.

        C.    The Assignor wishes to assign to the Assignee all rights and obligations of the Assignor under the Loan Agreement and the other Loan Documents on the terms and subject to the conditions set forth herein and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions.

        NOW THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

        1.    Assignment and Assumption.

  (a)
  With effect on and after the date of the merger in accordance with the Merger Agreement (the "Effective Date"), and subject to the terms and conditions of this Assignment and Assumption, (i) the Assignor hereby transfers, delegates and assigns to the Assignee, and (ii) the Assignee hereby accepts, assumes and undertakes from the Assignor, all right, title and interest of the Assignor in, to and under the following property (the "Assigned Property"): (A) the Loan Agreement and each of the other Loan Documents and (B) all related rights, benefits, obligations and duties of the Assignor under and in connection with the Loan Agreement and the other Loan Documents.

  (b)
  With effect on and after the Effective Date, the Assignee shall be a party to the Loan Agreement and the other Loan Documents to which the Assignor is a party and shall succeed to all of the rights and be obligated to perform all of the obligations of the Assignor under the Loan Agreement and the other Loan Documents. By signing this Assignment and Assumption, as of the Effective Date, the Assignee shall become liable as a primary obligor for all of the obligations of the Assignor under the Loan Agreement and the other Loan Documents, including, without limitation, all of the Obligations under the Loan Agreement.

        2.    Representations and Warranties.

  (a)
  The Assignor represents and warrants that (i) it is the legal and beneficial owner of the Assigned Property and that such property is free and clear of any lien or other adverse claim;

    (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Assumption and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Assumption and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Assumption, and no further action by, or notice to, or filing with, any person is required of it for such execution, delivery or performance; and (iv) this Assignment and Assumption has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof.

  (b)
  The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Assumption and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Assumption, and to fulfill its obligations hereunder and under the Loan Agreement and the other Loan Documents; (ii) no notices to, or consents, authorizations or approvals of, any person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Assumption; and no further action by, or notice to, or filing with any Person is required of it for such execution, delivery or performance; (iii) this Assignment and Assumption has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof; and (iv) as of the Effective Date, the Loan Agreement and the other Loan Documents shall constitute the legal, valid and binding obligations of the Assignee, enforceable against it in accordance with their respective terms.

        3.    Further Assurances.    The Assignor and the Assignee each hereby agrees to execute and deliver such other instruments, and take such other action, as either party or the Agent may reasonably request in connection with the transactions contemplated by this Assignment and Assumption, including the delivery of any notices or other documents or instruments to any such party, which may be required in connection with the assignment and assumption contemplated hereby.

        4.    Third Party Beneficiaries.    The Agent and the Lenders are third-party beneficiaries of the representations, warranties and agreements of the Assignor and the Assignee hereunder and may enforce the same.

        5.    Miscellaneous.

  (a)
  Capitalized terms used but not defined in this Assignment and Assumption shall have the meanings given to such terms in the Loan Agreement.

  (b)
  Any amendment or waiver of any provision of this Assignment and Assumption shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Assumption shall be without prejudice to any rights with respect to any other or further breach thereof.

  (c)
  The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Assumption.

  (d)
  This Assignment and Assumption may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

  (e)
  THIS ASSIGNMENT AND ASSUMPTION SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF SUCH STATE, EXCEPT THAT NO DOCTRINE OF CHOICE OF LAW SHALL BE USED TO APPLY THE LAWS OF ANY OTHER STATE OR JURISDICTION. The Assignor and Assignee each agrees that, in addition to any other courts that may have jurisdiction under applicable laws or rules, any action or proceeding to enforce or arising out of this Assignment and Assumption may be commenced in the state courts of the State of New York and the United States District Court for the Southern District of New York, and the Assignor and Assignee each consents and submits in advance to such jurisdiction and agrees that venue will be proper in such courts on any such matter. Each party to this Assignment and Assumption hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

  (f)
  THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY WAIVES TRIAL BY JURY, RIGHTS OF SETOFF, AND THE RIGHT TO IMPOSE COUNTERCLAIMS IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS ASSIGNMENT AND ASSUMPTION, THE LOAN AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR STATEMENTS (WHETHER ORAL OR WRITTEN) DELIVERED PURSUANT HERETO OR THERETO, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING, BETWEEN THE ASSIGNOR AND THE ASSIGNEE. THE ASSIGNOR AND THE ASSIGNEE EACH CONFIRMS THAT THE FOREGOING WAIVERS ARE INFORMED AND FREELY MADE.

  (g)
  Except for the substitution of the Assignee for the Assignor, the Loan Agreement and the other Loan Documents are unaffected by this Assignment and Assumption. The Loan Agreement and all other Loan Documents are and shall continue to be in full force and effect, are hereby ratified and confirmed in all respects, and shall constitute the legal, valid, binding and enforceable obligations of the Assignee and each of the other Borrowers to Agent and the Lenders.

        IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Assumption to be executed and delivered by their duly authorized officers as of the date first above written.

ASSIGNOR: F.A.O., INC., a California corporation
By:	/s/ RAYMOND P. SPRINGER Raymond P. Springer Executive Vice President

ASSIGNEE: FAO, INC., a Delaware corporation
By:	/s/ RAYMOND P. SPRINGER Raymond P. Springer Executive Vice President
AGREED AND CONSENTED TO: WELLS FARGO RETAIL FINANCE, LLC, as Agent
By:	/s/ PATRICK J. NORTON
Patrick J. Norton Vice President
FAO SCHWARZ, INC.
By:	/s/ RAYMOND P. SPRINGER
Raymond P. Springer Executive Vice President
ZB COMPANY, INC.
By:	/s/ RAYMOND P. SPRINGER
Raymond P. Springer Executive Vice President

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  Exhibit 10.3
ASSIGNMENT AND ASSUMPTION
RECITALS